T. Rowe Price
--------------------------------------------------------------------------------
                               Semiannual Report
                              Dividend Growth Fund
--------------------------------------------------------------------------------
                                  June 30, 2000
--------------------------------------------------------------------------------
REPORT HIGHLIGHTS
================================================================================
DIVIDEND GROWTH FUND
--------------------

     * Despite extreme volatility, stocks finished only modestly lower through the first six months of the year.
     *    The fund bucked the trend and posted solid year-to-date returns.
     * Consumer nondurable, financial, and REIT holdings contributed to positive returns.
     * Volatility in the tech market allowed us to buy quality companies at attractive prices.
     * We believe that owning stocks of companies with strong earnings and dividend growth will provide attractive long-term returns.
================================================================================
UPDATES AVAILABLE
-----------------
For updates on T. Rowe Price funds following the end of each calendar quarter, please see our Web site at www.troweprice.com.
================================================================================
FELLOW SHAREHOLDERS
-------------------
     Spring time brought a refreshing dose of reality to U.S. markets. Continuing their fourth-quarter 1999 trend, stocks surged during most of the first quarter, fueled by investor enthusiasm for shares of technologyNespecially InternetNcompanies. Stocks fell sharply beginning in mid-March, however, as investors finally reacted to the sky-high tech valuations and the ongoing series of interest rate hikes by the Federal Reserve. Although the tech-heavy Nasdaq Composite posted the largest drop, stocks outside the sector also suffered. The S&P 500 finished the first six months of the year with a decline of 0.43%, while the Russell 1000 Value Index lost 4.23%. The Dividend Growth Fund bucked the trend, posting solid six-month returns for the period ended June 30, 2000.

MARKET ENVIRONMENT
------------------
     Volatility characterized the first half of 2000. Technology shares initially continued their blazing run as the Nasdaq Composite Index peaked on March 10, up 24% from the end of the year. The prospect of higher interest rates and a slowing economy, and perhaps a recognition that tech valuations were stretched, eventually took their toll on the sector, and the Nasdaq tumbled 37% from its March peak and 22% from December 31. Incredibly, by the end of June, the Nasdaq had recovered much of its losses and was down just 2.5% for the first half.

     The Federal Reserve was a prime market mover during the past six months, raising short-term interest rates three times (six times since June 1999) in an effort to lessen inflationary pressures in the economy. The economy has begun to show signs of slowing, which means that the end of the rate-hike cycle may be near. Markets reacted strongly to that hope, but there were lingering fears that the Fed may need to tighten furtherNor that the Fed's actions may slow the economy too much.

PERFORMANCE REVIEW
------------------

     ***********************************************************

          PERFORMANCE COMPARISON
          ----------------------
          Periods Ended 6/30/00         6 Months  12 Months
          ---------------------         --------  ---------
          Dividend Growth Fund             2.44%     -5.12%
          S&P 500                         -0.43       7.24
          Lipper Multi-Cap Value
          Funds Average                   -0.47      -3.99

     ***********************************************************

     Your fund registered a positive 2.44% return for the first half of the year, topping both the S&P 500 and its Lipper peer group average. Our disappointi ng -5.12% return for the 12-month period trailed both benchmarks, however, and reflected the weak 1999 performance of nearly all stocks outside a narrow band of technology and Internet highfliers.

     The springtime market volatility was generally positive for the fund, as dividend-paying stocks made a strong recovery during the tech correction. Concerns over a slowing economy caused money to flow toward the type of companies we like to invest inNthose that generate steady and sustainable earnings, cash flow, and dividend growth. Buried in the S&P 500's year-to-date loss was a welcome broadening into sectors the fund has meaningful exposure to, including pharmaceuticals, financials, and REITs. The volatility also allowed us to add a number of quality companies at reasonable prices.

     Our best performer was WADDELL & REED FINANCIAL, a Midwestern money management company with an attractive, diverse franchise and proprietary distribution system. The company rose on strong earnings growth, consolidation within its industry, and speculation that it would make an attractive acquisition. Pharmaceutical companies WARNER-LAMBERT and AMERICAN HOME PRODUCTS also contributed to fund performance. Warner-Lambert was acquired by PFIZER--the fund's top holding as of June 30--creating a company with a powerful product lineup that should drive compound earnings growth to 25% for the next several years. American Home Products benefited from a partial resolution of a lawsuit concerning side effects of the company's diet drug, plus the recognition that it possesses one of the better pharmaceutical pipelines in the business. Other top contributors included a few that had required much patience, including insurer ACE LIMITED and STARWOOD HOTELS & RESORTS WORLDWIDe. In each case, a fundamental improvement in operations provided a strong lift from overly depressed valuations.

     Certain individual holdings and market trends hurt returns. TRIBUNE, which owns a raft of newspapers and radio and TV stations, was slowed by its recent purchase of Times Mirror. While strategically a fine acquisition, its hefty price diluted near-term earnings. Moreover, newspaper stocks in general struggled on fears that a slowing economy would hurt advertising revenues. GALILEO INTERNATIONAL, a leading processor of airline reservations and related services, slid due to competitive issues and the unforeseen costs of repositioning the business for the Internet. The stock trades at just seven times estimated 2000 earnings and generates cash at the rate of two times earnings, but lacks the "visibility" on near-term earnings growth that Wall Street requires. Two well-run home-improvement companies, MASCO and BLACK & DECKER, suffered as investors feared higher interest rates would harm future sales growth. Both companies trade at attractive valuations and offer above-average growth potential.

PORTFOLIO CHANGES
-----------------
     The correction in tech and telecom stocks gave us the opportunity to increase exposure to some well-run companies in this dynamic sector. Four of our top five purchases during the past six months were tech-related. MICROSOFT became attractive when its stock price was cut in half after a federal judge ruled that the company violated antitrust laws. The company also suffered from concerns over the company's lack of Internet-related revenue and the Nasdaq slide. At one point Microsoft traded at 30 times forward earnings, a modest premium to the market and a valuation level not seen in some time for this world-class company. Although the antitrust ruling is a risk, we felt the stock offered great potential, particularly as Microsoft reaches beyond its current strength to new markets in the Internet and wireless software. VODAFONE AIRTOUCH, the world's largest wireless company, runs highly profitable operations in its major markets. Market weakness and concerns over the costs of acquiring new licenses brought the stock down 40% from its peak. The company is growing earnings in excess of 25%, generates significant cash flow, and has a track record of paying and raising its dividend. We purchased NORTEL NETWORKS, a dominant player in data networking, telecom equipment, and optical systems, as a less-expensive alternative to Cisco Systems. Nortel's strength in optical networking, which is showing explosive growth and should account for 35% to 40% of company revenues in 2000, is quickly capturing investors' attention. WORLDCOM provides local, long distance, Internet, and international telecom services in more than 50 countries. Competitive pressures in its voice businesses, combined with antitrust objections to its merger with Sprint, sent the price from $60 to $35. We initiated our position at 14 times cash earnings for this well-managed company that is growing its earnings in excess of 20%. As a group, these stocks contributed nicely to performance in the first half of 2000.

           ***********************************************************
                Security Diversification chart pie chart showing
                Consumer 29%; Financial 18%; REITS 10%; Business
                   Services and Transportation 8%; Energy 8%;
                      Technology 8%; Other 15%; Reserves 4%
           ***********************************************************

     The fund's technology and telecom exposure rose to 8% from 4% at the beginning of the year. Given its dividend focus, the fund will likely never match the S&P 500's 35% tech weighting, although we will continue to look for opportunities to increase exposure to quality companies. We remain committed to the fund's dividend strategy, but on occasionNas in the case of MicrosoftNwe will own a company that does not pay a dividend but has all the other characteristics we look for. Companies such as Vodafone AirTouch and NOKIA (owned by the fund but not a top-10 purchase in the last six months) pay and raise their dividends. Nortel and TEXAS INSTRUMENTS pay dividends but don't raise them.

     Other large recent purchases included PHARMACIA (formerly Pharmacia & Upjohn), diversified manufacturer UNITED TECHNOLOGIES, home retailer LOWE'S, and filtration-systems maker PALL. All operate terrific franchises with stable to improving business trends.

     We eliminated DQE and STANLEY WORKS from the portfolio. We took profits in DQE, a Pennsylvania-based electric utility that had performed nicely but was no longer attractively valued. We eliminated Stanley in favor of maintaining positions in peers Black & Decker and Masco, whose business trends we have more confidence in. We also lightened our exposure to pharmaceuticals, REITs, and financials, areas that had performed well and become too heavily weighted in the portfolio.

SUMMARY AND OUTLOOK
-------------------
     Given the prospect of higher interest rates and stretched technology valuations, we are not surprised at the performance of the market averages so far in 2000. Current earnings reports remain generally robust, but the rate hikes are beginning to take their toll on the economy. As long as the Fed continues to tighten, stocks are unlikely to stage a major advance. The downturn eliminated some excesses in the market and refocused attention on fundamentally sound companies, and a continuation of this trend should be positive for the fund. Our strategy leads us to stable companies with track records of maintaining growth through business cycles, and we believe that owning stocks of companies with strong earnings and dividend growth will provide attractive long-term returns for shareholders.

Respectfully submitted,

/s/

Thomas J. Huber
Chairman of the Investment Advisory Committee
July 18, 2000
================================================================================

T. Rowe Price Dividend Growth Fund
-------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
TWENTY-FIVE LARGEST HOLDINGS
----------------------------
                                                                     Percent of
                                                                     Net Assets
                                                                        6/30/00
                                                                    -----------
Pfizer                                                                     3.5%
Citigroup                                                                  2.4
Waddell & Reed Financial                                                   2.2
Exxon Mobil                                                                2.1
XLCapital                                                                  1.8
American Home Products                                                     1.8
Bank of New York                                                           1.7
Hewlett-Packard                                                            1.6
PepsiCo                                                                    1.6
Royal Dutch Petroleum                                                      1.6
Family Dollar Stores                                                       1.5
BPAmoco                                                                    1.5
Starwood Hotels & Resorts Worldwide                                        1.5
ProLogis Trust                                                             1.4
Freddie Mac                                                                1.4
Mellon Financial                                                           1.4
GTE                                                                        1.4
GE                                                                         1.3
Tyco International                                                         1.3
CIGNA                                                                      1.2
ACELimite                                                                  1.2
Omnicom                                                                    1.2
Nortel Networks                                                            1.2
Fannie Mae                                                                 1.2
Reckson Associates Realty                                                  1.2
                                                                    -----------
Total                                                                     40.2%

Note: Table excludes reserves.
================================================================================

T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
PORTFOLIO HIGHLIGHTS
--------------------
MAJOR PORTFOLIO CHANGES
-----------------------
Listed in descending order of size

     6 Months Ended 6/30/00
     Ten Largest Purchases                          Ten Largest Sales
     ---------------------                          -----------------
     Microsoft *                                    DQE **
     Pharmacia & Upjohn ***                         Sprint
     Vodafone AirTouch *                            Bristol-Myers Squibb
     Nortel Networks *                              ProLogis Trust
     WorldCom *                                     Johnson & Johnson
     United Technologies *                          Wells Fargo
     Lowe's *                                       Stanley Works **
     America Online *                               Fannie Mae
     Pall *                                         Waddell & Reed Financial
     Tyco International                             C.H. Robinson Worldwide

   * Position added
  ** Position eliminated
 *** Acquired by another company
================================================================================
T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
PERFORMANCE COMPARISON
----------------------
     This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
                              S&P 500                 Dividend
                            Stock Index             Growth Fund
                            -----------             -----------
     12/30/92                 10,000                  10,000
     6/93                     10,414                  11,001
     6/94                     10,560                  11,680
     6/95                     13,313                  13,952
     6/96                     16,775                  17,410
     6/97                     22,595                  23,216
     6/98                     29,411                  28,860
     6/99                     36,104                  31,308
     6/00                     38,719                  30,174

AVERAGE ANNUAL COMPOUND TOTAL RETURN
------------------------------------
     This table shows how the fund would have performed each year if its actual (or cumulative)returns for the periods shown had been earned at a constant rate.

                                                              Since    Inception
     Periods Ended 6/30/00      1 Year  3 Years  5 Years  Inception         Date
     ---------------------      ------  -------  -------  ---------    ---------
     Dividend Growth Fund       -5.12%    9.13%   16.68%     15.87%     12/30/92

     Investment return and principal value represent past performance and will vary. Shares may be worth more or less at redemption than at original purchase.
================================================================================
T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                         For a share outstanding throughout each period
FINANCIAL HIGHLIGHTS
--------------------
                      6 Months      Year
                         Ended     Ended
                       6/30/00  12/31/99  12/31/98  12/31/97  12/31/96  12/31/95
                       -------  --------  --------  --------  --------  --------
NET ASSET VALUE
Beginning of period    $ 20.21   $ 22.01   $ 20.13   $ 16.37   $ 13.81  $ 11.04
--------------------------------------------------------------------------------
Investment activities
 Net investment
 income (loss)           0.14      0.45      0.46      0.44      0.35      0.36*
 Net realized and
 unrealized gain (loss)  0.35     (1.08)     2.51      4.51      3.08      3.08
--------------------------------------------------------------------------------
 Total from
 investment activities   0.49     (0.63)     2.97      4.95      3.43      3.44
--------------------------------------------------------------------------------
Distributions
 Net investment income  (0.12)    (0.45)    (0.46)    (0.44)    (0.36)    (0.36)
 Net realized gain      (0.05)    (0.72)    (0.63)    (0.75)    (0.51)    (0.31)
--------------------------------------------------------------------------------
 Total distributions    (0.17)    (1.17)    (1.09)    (1.19)    (0.87)    (0.67)
--------------------------------------------------------------------------------
NET ASSET VALUE
End of period         $ 20.53   $ 20.21   $ 22.01   $ 20.13   $ 16.37   $ 13.81
--------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA
------------------------
Total return~           2.44%   (2.82)%    15.04%    30.77%    25.36%    31.75%*
--------------------------------------------------------------------------------
Ratio of total expenses
to average net assets   0.83%+    0.77%     0.77%     0.80%     1.10%     1.10%*
--------------------------------------------------------------------------------
Ratio of net investment
income (loss) to
average net assets      1.29%+    2.01%     2.26%     2.42%     2.53%     2.92%*
--------------------------------------------------------------------------------
Portfolio
turnover rate           34.3%+    37.8%     37.3%     39.1%     43.1%     56.1%
--------------------------------------------------------------------------------
Net assets, end of
period (in millions)    $ 757   $ 1,028   $ 1,338     $ 747     $ 209      $ 85
--------------------------------------------------------------------------------
     ~ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions.
     * Excludes expenses in excess of a 1.10% voluntary expense limitation in effect through 12/31/96.
     +    Annualized

The accompanying notes are an integral part of these financial statements.
================================================================================
T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                          June 30, 2000
STATEMENT OF NET ASSETS
-----------------------
                                                  Shares/Par              Value
                                                  ----------          ----------
                                                                    In thousands
COMMON STOCKS  90.7%
FINANCIAL  17.2%
----------------
BANK AND TRUST  5.1%
Bank of America                                       40,000            $ 1,720
--------------------------------------------------------------------------------
Bank of New York                                     280,000             13,020
--------------------------------------------------------------------------------
Firstar                                              300,000              6,319
--------------------------------------------------------------------------------
Mellon Financial                                     300,000             10,931
--------------------------------------------------------------------------------
Wells Fargo                                          170,000              6,587
--------------------------------------------------------------------------------
                                                                        38,577
                                                                    ------------

INSURANCE  4.5%
ACE Limited                                          325,000              9,100
--------------------------------------------------------------------------------
American General                                     100,000              6,100
--------------------------------------------------------------------------------
Marsh & McLennan                                      50,000              5,222
--------------------------------------------------------------------------------
XL Capital (Class A)                                 250,000             13,531
--------------------------------------------------------------------------------
                                                                         33,953
                                                                    ------------
FINANCIAL SERVICES  7.6%
Associates First Capital (Class A)                   140,000              3,124
--------------------------------------------------------------------------------
Citigroup                                            300,000             18,075
--------------------------------------------------------------------------------
Fannie Mae                                           170,000              8,872
--------------------------------------------------------------------------------
Freddie Mac                                          270,000             10,935
--------------------------------------------------------------------------------
Waddell & Reed Financial (Class B)                   575,000             16,711
--------------------------------------------------------------------------------
                                                                         57,717
                                                                    ------------
Total Financial                                                         130,247
                                                                    ------------
UTILITIES  5.6%
---------------
TELEPHONE  4.8%
ALLTEL                                               110,000              6,813
--------------------------------------------------------------------------------
AT&T                                                  90,250              2,854
--------------------------------------------------------------------------------
SBC Communications                                   160,000              6,920
--------------------------------------------------------------------------------
Sprint                                                60,000              3,060
--------------------------------------------------------------------------------
Verizon Communications                               165,000             10,271
--------------------------------------------------------------------------------
Vodafone Airtouch ADR                                160,000              6,630
--------------------------------------------------------------------------------
                                                                         36,548
                                                                    ------------
ELECTRIC UTILITIES  0.8%
Teco Energy                                          300,000              6,019
--------------------------------------------------------------------------------
                                                                          6,019
                                                                    ------------
Total Utilities                                                          42,567
                                                                    ------------

CONSUMER NONDURABLES  19.7%
---------------------------
COSMETICS  0.4%
Gillette                                              90,000            $ 3,144
--------------------------------------------------------------------------------
                                                                          3,144
                                                                    ------------

BEVERAGES  1.6%
PepsiCo                                              280,000             12,442
--------------------------------------------------------------------------------
                                                                         12,442
                                                                    ------------
FOOD PROCESSING  2.5%
General Mills                                        180,000              6,885
--------------------------------------------------------------------------------
McCormick                                            210,000              6,825
--------------------------------------------------------------------------------
Quaker Oats                                           70,000              5,259
--------------------------------------------------------------------------------
                                                                         18,969
                                                                    ------------
HOSPITAL SUPPLIES/HOSPITAL MANAGEMENT  0.9%
Abbott Laboratories                                  145,000              6,462
--------------------------------------------------------------------------------
                                                                          6,462
                                                                    ------------
PHARMACEUTICALS  9.0%
American Home Products                               230,000             13,512
--------------------------------------------------------------------------------
Bristol-Myers Squibb                                 100,000              5,825
--------------------------------------------------------------------------------
Johnson & Johnson                                     20,000              2,038
--------------------------------------------------------------------------------
Merck                                                 70,000              5,364
--------------------------------------------------------------------------------
Pfizer                                               545,000             26,160
--------------------------------------------------------------------------------
Pharmacia                                            150,000              7,753
--------------------------------------------------------------------------------
Schering-Plough                                      150,000              7,575
--------------------------------------------------------------------------------
                                                                         68,227
                                                                    ------------

MISCELLANEOUS CONSUMER PRODUCTS  4.1%
Colgate-Palmolive                                     80,000              4,790
--------------------------------------------------------------------------------
Hasbro                                               300,000              4,519
--------------------------------------------------------------------------------
NIKE (Class B)                                        70,000              2,787
--------------------------------------------------------------------------------
Philip Morris                                        255,000              6,773
--------------------------------------------------------------------------------
Tomkins (GBP)                                      1,000,000              3,246
--------------------------------------------------------------------------------
Viad                                                 320,000              8,720
--------------------------------------------------------------------------------
                                                                         30,835
                                                                    ------------
HEALTH CARE SERVICES  1.2%
CIGNA                                                100,000              9,350
--------------------------------------------------------------------------------
                                                                          9,350
                                                                    ------------
Total Consumer Nondurables                                              149,429
                                                                    ------------
CONSUME SERVICES  6.2%
----------------------
GENERAL MERCHANDISERS  2.6%
Family Dollar Stores                                 580,000           $ 11,346
--------------------------------------------------------------------------------
Target                                               140,000              8,120
--------------------------------------------------------------------------------
                                                                         19,466
                                                                    ------------

SPECIALTY MERCHANDISERS  1.9%
Albertson's                                           50,000              1,662
--------------------------------------------------------------------------------
CVS                                                  170,000              6,800
--------------------------------------------------------------------------------
Lowe's                                               140,000              5,749
--------------------------------------------------------------------------------
                                                                         14,211
                                                                    ------------
ENTERTAINMENT AND LEISURE  1.3%
Disney                                               200,000              7,763
--------------------------------------------------------------------------------
MGM Grand++ *                                         73,572              2,245
--------------------------------------------------------------------------------
                                                                         10,008
                                                                    ------------
MEDIA AND COMMUNICATIONS  0.4%
Tribune                                              100,000              3,500
--------------------------------------------------------------------------------
                                                                          3,500
                                                                    ------------
Total Consumer Services                                                  47,185
                                                                    ------------

CONSUMER CYCLICALS  10.9%
-------------------------
BUILDING AND REAL ESTATE  8.9%
Archstone Communities Trust, REIT                    370,000              7,793
--------------------------------------------------------------------------------
Arden Realty, REIT                                   175,000              4,113
--------------------------------------------------------------------------------
Cousins Properties, REIT                             210,000              8,085
--------------------------------------------------------------------------------
Duke Realty Investments, REIT                        350,000              7,831
--------------------------------------------------------------------------------
ProLogis Trust, REIT                                 515,000             10,976
--------------------------------------------------------------------------------
Reckson Associates Realty, REIT                      370,000              8,788
--------------------------------------------------------------------------------
Starwood Hotels & Resorts Worldwide, REIT            340,000             11,071
--------------------------------------------------------------------------------
Vornado Realty Trust, REIT                           240,000              8,340
--------------------------------------------------------------------------------
                                                                         66,997
                                                                    ------------
MISCELLANEOUS CONSUMER DURABLES  2.0%
Black & Decker                                       200,000              7,862
--------------------------------------------------------------------------------
Masco                                                232,200              4,194
--------------------------------------------------------------------------------
Valspar                                               90,000              3,038
--------------------------------------------------------------------------------
                                                                         15,094
                                                                    ------------
Total Consumer Cyclicals                                                 82,091
                                                                    ------------
TECHNOLOGY  7.8%
----------------
ELECTRONIC COMPONENTS  1.5%
Analogic                                             125,000            $ 4,957
--------------------------------------------------------------------------------
Linear Technology                                     60,000              3,834
--------------------------------------------------------------------------------
Texas Instruments                                     40,000              2,748
--------------------------------------------------------------------------------
                                                                         11,539
                                                                    ------------
ELECTRONIC SYSTEMS  2.1%
Hewlett-Packard                                      100,000             12,487
--------------------------------------------------------------------------------
Nokia ADR                                             70,000              3,496
--------------------------------------------------------------------------------
                                                                         15,983
                                                                    ------------

INFORMATION PROCESSING  1.0%
COMPAQ Computer                                       50,000              1,278
--------------------------------------------------------------------------------
Dell Computer *                                      120,000              5,921
--------------------------------------------------------------------------------
                                                                          7,199
                                                                    ------------
TELECOMMUNICATIONS  2.3%
Cisco Systems *                                       35,000              2,224
--------------------------------------------------------------------------------
Nortel Networks                                      130,000              8,872
--------------------------------------------------------------------------------
WorldCom *                                           136,400              6,262
--------------------------------------------------------------------------------
                                                                         17,358
                                                                    ------------
AEROSPACE AND DEFENSE  0.9%
United Technologies                                  120,000              7,065
--------------------------------------------------------------------------------
                                                                          7,065
                                                                    ------------
Total Technology                                                         59,144
                                                                    ------------
CAPITAL EQUIPMENT  3.5%
-----------------------
ELECTRICAL EQUIPMENT  2.5%
GE                                                   180,000              9,540
--------------------------------------------------------------------------------
Tyco International                                   200,000              9,475
--------------------------------------------------------------------------------
                                                                         19,015
                                                                    ------------

MACHINERY  1.0%
Teleflex                                             200,000              7,413
--------------------------------------------------------------------------------
                                                                          7,413
                                                                    ------------
Total Capital Equipment                                                  26,428
                                                                    ------------
BUSINESS SERVICE AND TRANSPORTATION  6.7%
-----------------------------------------
COMPUTER SERVICE AND SOFTWARE  3.1%
America Online *                                     100,000            $ 5,275
--------------------------------------------------------------------------------
Automatic Data Processing                            140,000              7,499
--------------------------------------------------------------------------------
Computer Associates                                   65,000              3,327
--------------------------------------------------------------------------------
Microsoft *                                          100,000              7,997
--------------------------------------------------------------------------------
                                                                         24,098
                                                                    ------------

TRANSPORTATION SERVICES  0.7%
C.H. Robinson Worldwide                              100,000              4,947
--------------------------------------------------------------------------------
                                                                          4,947
                                                                    ------------
MISCELLANEOUS BUSINESS SERVICES  2.9%
Equifax                                               80,500              2,113
--------------------------------------------------------------------------------
Galileo International                                175,000              3,653
--------------------------------------------------------------------------------
Omnicom                                              100,000              8,907
--------------------------------------------------------------------------------
ServiceMaster                                        485,000              5,517
--------------------------------------------------------------------------------
United Parcel Service                                 30,000              1,770
--------------------------------------------------------------------------------
                                                                         21,960
                                                                    ------------
Total Business Services and Transportation                               51,005
                                                                    ------------
ENERGY  7.9%
------------
ENERGY SERVICES  0.8%
Baker Hughes                                         175,000              5,600
--------------------------------------------------------------------------------
                                                                          5,600
                                                                    ------------
INTEGRATED PETROLEUM - DOMESTIC  0.8%
Amerada Hess                                         100,000              6,175
--------------------------------------------------------------------------------
                                                                          6,175
                                                                    ------------
INTEGRATED PETROLEUM - INTERNATIONAL  6.3%
BP Amoco ADR                                         200,000             11,313
--------------------------------------------------------------------------------
Chevron                                              100,000              8,481
--------------------------------------------------------------------------------
Exxon Mobil                                          200,000             15,700
--------------------------------------------------------------------------------
Royal Dutch Petroleum                                200,000             12,312
--------------------------------------------------------------------------------
                                                                         47,806
                                                                    ------------
Total Energy                                                             59,581
                                                                    ------------
PROCESS INDUSTRIES  2.2%
------------------------
DIVERSIFIED CHEMICALS  0.1%
DuPont                                                20,000              $ 875
--------------------------------------------------------------------------------
                                                                            875
                                                                    ------------

SPECIALTY CHEMICALS  1.1%
Great Lakes Chemical                                 125,000              3,937
--------------------------------------------------------------------------------
Pall                                                 250,000              4,625
--------------------------------------------------------------------------------
                                                                          8,562
                                                                    ------------
PAPER AND PAPER PRODUCTS  1.0%
Kimberly-Clark                                       130,000              7,459
--------------------------------------------------------------------------------
                                                                          7,459
                                                                    ------------
Total Process Industries                                                 16,896
                                                                    ------------
BASIC MATERIALS 0.6%
--------------------
METALS  0.6%
Newmont Mining                                       200,000              4,325
--------------------------------------------------------------------------------
Total Basic Materials                                                     4,325
--------------------------------------------------------------------------------
Miscellaneous Common Stocks  2.4%                                        17,878
                                                                    ------------
Total Common Stocks (Cost  $542,574)                                    686,776
                                                                    ------------

PREFERRED STOCKS  0.3%
Cleveland Electric (Series L), Adj.                   22,560              2,211
--------------------------------------------------------------------------------
Total Preferred Stocks (Cost  $1,651)                                     2,211
                                                                    ------------

CONVERTIBLE BONDS  2.5%
E* Trade, (144a), 6.00%, 2/1/07                  $ 2,825,000              2,564
--------------------------------------------------------------------------------
Loew's, 3.125%, 9/15/07                            9,000,000              7,562
--------------------------------------------------------------------------------
Security Capital U. S. Realty,
      (144a), 2.00%, 5/22/03                      11,000,000              8,635
--------------------------------------------------------------------------------
Total Convertible Bonds (Cost  $19,931)                                  18,761
                                                                    ------------

U.S. GOVERNMENT OBLIGATIONS  3.0%
U.S. Treasury Notes
      6.00%, 8/15/09                              23,000,000             22,816
--------------------------------------------------------------------------------
Total U.S. Government Obligations (Cost  $22,720)                        22,816
                                                                    ------------

SHORT-TERM INVESTMENTS  2.9%
----------------------------
MONEY MARKET FUNDS  2.9%
Reserve Investment Fund, 6.68% #                  21,863,532           $ 21,864
--------------------------------------------------------------------------------
Total Short-Term Investments (Cost  $21,864)                             21,864
                                                                    ------------
Tota Investments in Securities
99.4% of Net Assets (Cost $608,740)                                   $ 752,428

Other Assets Less Liabilities                                             4,585
                                                                    ------------
NET ASSETS                                                            $ 757,013
                                                                    ------------
NET ASSETS CONSIST OF:
----------------------
Accumulated net investment  income - net of distributions                 $ 385
Accumulated net realized  gain/loss - net of distributions              (12,530)
Net unrealized gain (loss)                                              143,688
Paid-in-capital applicable to 36,870,652 shares of $0.0001 par
value capital stock outstanding; 1,000,000,000 shares authorized        625,470
                                                                    ------------
 NET ASSETS                                                          $  757,013
                                                                    ------------
 NET ASSET VALUE PER SHARE                                              $ 20.53
                                                                    ------------
   #  Seven-day yield
   *  Non-income producing
  ++ Securities contain some restrictions as to public resale--total of such securities at period-end amounts to 0.3% of net assets.
 ADR  American Depository Receipt
REIT  Real Estate Investment Trust
144a  Security  was purchased  pursuant to Rule
      144a under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers--total of such securities at period-end amounts to 1.5% of net assets.
 GBP  British sterling

      The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited
STATEMENT OF OPERATIONS
-----------------------
In thousands
                                                                    6 Months
                                                                       Ended
                                                                     6/30/00
                                                                -------------
Investment Income (Loss)
Income
 Dividend                                                            $ 6,264
 Interest                                                              2,306
                                                                -------------
 Total income                                                          8,570
                                                                -------------
Expenses
 Investment management                                                 2,087
 Shareholder servicing                                                 1,092
 Prospectus and shareholder reports                                       89
 Custody and accounting                                                   65
 Registration                                                             12
 Legal and audit                                                           8
 Directors                                                                 4
 Miscellaneous                                                             5

 Total expenses                                                        3,362
                                                                -------------
Net investment income (loss)                                           5,208
                                                                -------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss)
 Securities                                                          (12,554)
 Foreign currency transactions                                           (16)
                                                                -------------
 Net realized gain (loss)                                            (12,570)
Change in net unrealized gain or loss on securities                   15,420
                                                                -------------
Net realized and unrealized gain (loss)                                2,850
                                                                -------------
INCREASE (DECREASE) IN NET
ASSETS FROM OPERATIONS                                               $ 8,058
                                                                -------------

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Dividend Growth Fund
---------------------------------------------------------------------
Unaudited
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------
In thousands
                                                     6 Months           Year
                                                        Ended          Ended
                                                      6/30/00       12/31/99
                                                 -------------  -------------
Increase (Decrease) in Net Assets
Operations
 Net investment income (loss)                         $ 5,208       $ 25,192
 Net realized gain (loss)                             (12,570)        33,142
 Change in net unrealized gain or loss                 15,420        (91,466)
                                                 -------------  -------------
 Increase (decrease) in net assets from operations      8,058        (33,132)
                                                 -------------  -------------
Distributions to shareholders
 Net investment income                                 (4,510)       (25,259)
 Net realized gain                                     (1,961)       (38,194)
                                                 -------------  -------------
 Decrease in net assets from distributions             (6,471)       (63,453)
                                                 -------------  -------------
Capital share transactions *
 Shares sold                                           56,810        430,425
 Distributions reinvested                               6,058         60,223
 Shares redeemed                                     (335,410)      (703,822)
                                                 -------------  -------------
 Increase (decrease) in net assets from capital
 share transactions                                  (272,542)      (213,174)
                                                 -------------  -------------
Net Assets
Increase (decrease) during period                    (270,955)      (309,759)
Beginning of period                                 1,027,968      1,337,727
                                                 -------------  -------------
End of period                                       $ 757,013    $ 1,027,968
                                                 -------------  -------------
*Share information
  Shares sold                                           2,874         19,932
  Distributions reinvested                                302          2,951
  Shares redeemed                                     (17,176)       (32,779)
                                                 -------------  -------------
  Increase (decrease) in shares outstanding           (14,000)        (9,896)

The accompanying notes are an integral part of these financial statements.
================================================================================

T. Rowe Price Dividend Growth Fund
--------------------------------------------------------------------------------
Unaudited                                                         June 30, 2000
---------                                                         -------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

     T. Rowe Price Dividend Growth Fund, Inc. (the fund) is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company and commenced operations on December 30, 1992. The fund seeks increasing dividend income over time, long-term growth of capital, and a reasonable level of current income by investing primarily in the common stocks of dividend-paying companies.

     The accompanying financial statements are prepared in accordance with generally accepted accounting principles for the investment company industry; these principles may require the use of estimates by fund management.

     Valuation Equity securities listed or regularly traded on a securities exchange are valued at the last quoted sales price on the day the valuations are made. A security which is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day and securities regularly traded in the over-the-counter market are valued at the mean of the latest bid and asked prices. Other equity securities are valued at a price within the limits of the latest bid and asked prices deemed by the Board of Directors, or by persons delegated by the Board, best to reflect fair value.

     Debt securities are generally traded in the over-the-counter market and are valued at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities or by an independent pricing service.

     Investments in mutual funds are valued at the closing net asset value per share of the mutual fund on the day of valuation.

     For purposes of determining the fund's net asset value per share, the U.S. dollar value of all assets and liabilities initially expressed in foreign currencies is determined by using the mean of the bid and offer prices of such currencies against U.S. dollars quoted by a major bank.

     Assets and liabilities for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by or under the supervision of the officers of the fund, as authorized by the Board of Directors.

     Currency Translation Assets and liabilities are translated into U.S. dollars at the prevailing exchange rate at the end of the reporting period. Purchases and sales of securities and income and expenses are translated into U.S. dollars at the prevailing exchange rate on the dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains and losses is reflected as a component of such gains and losses.

     Premiums and Discounts Premiums and discounts on debt securities are amortized for both financial reporting and tax purposes.

     Other Income and expenses are recorded on the accrual basis. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Dividend income and distributions to shareholders are recorded by the fund on the ex-dividend date. Income and capital gain distributions are determined in accordance with federal income tax regulations and may differ from those determined in accordance with generally accepted accounting principles. Credits earned on daily uninvested cash balances at the custodian are used to reduce the fund's custody charges.

NOTE 2 - INVESTMENT TRANSACTIONS

     Purchases  and  sales  of  portfolio  securities,   other  than  short-term
securities, aggregated $134,963,000 and $380,326,000, respectively, for the six months ended June 30, 2000.

NOTE 3 - FEDERAL INCOME TAXES

     No provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income.

     At June 30, 2000, the cost of investments for federal income tax purposes was substantially the same as for financial reporting and totaled $608,740,000. Net unrealized gain aggregated $143,688,000 at period-end, of which $172,363,000 related to appreciated investments and $28,675,000 to depreciated investments.

NOTE 4 - RELATED PARTY TRANSACTIONS

     The investment management agreement between the fund and T. Rowe Price Associates, Inc. (the manager) provides for an annual investment management fee, of which $326,000 was payable at June 30, 2000. The fee is computed daily and paid monthly, and consists of an individual fund fee equal to 0.20% of average daily net assets and a group fee. The group fee is based on the combined assets of certain mutual funds sponsored by the manager or Rowe Price-Fleming International, Inc. (the group). The group fee rate ranges from 0.48% for the first $1 billion of assets to 0.295% for assets in excess of $120 billion. At June 30, 2000, and for the six months then ended, the effective annual group fee rate was 0.32%. The fund pays a pro-rata share of the group fee based on the ratio of its net assets to those of the group.

     In addition, the fund has entered into agreements with the manager and two wholly owned subsidiaries of the manager, pursuant to which the fund receives certain other services. The manager computes the daily share price and maintains the financial records of the fund. T. Rowe Price Services, Inc. is the fund's transfer and dividend disbursing agent and provides shareholder and administrative services to the fund. T. Rowe Price Retirement Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the fund. The fund incurred expenses pursuant to these related party agreements totaling approximately $907,000 for the six months ended June 30, 2000, of which $207,000 was payable at period-end. The fund may invest in the Reserve Investment Fund and Government Reserve Investment Fund (collectively, the Reserve Funds), open-end management investment companies managed by T. Rowe Price Associates, Inc. The Reserve Funds are offered as cash management options only to mutual funds and other accounts managed by T. Rowe Price and its affiliates and are not available to the public. The Reserve Funds pay no investment management fees. Distributions from the Reserve Funds to the fund for the six months ended June 30, 2000, totaled $746,000 and are reflected as interest income in the accompanying State ment of Operations.

================================================================================
FOR FUND AND ACCOUNT INFORMATION
OR TO CONDUCT TRANSACTIONS,
24 HOURS, 7 DAYS A WEEK
By touch-tone telephone
TELE*ACCESS 1-800-638-2587
By Account Access on the Internet
WWW.TROWEPRICE.COM/ACCESS

FOR ASSISTANCE
WITH YOUR EXISTING
FUND ACCOUNT, CALL:
Shareholder Service Center
1-800-225-5132

TO OPEN A BROKERAGE ACCOUNT
OR OBTAIN INFORMATION, CALL:
1-800-638-5660

INTERNET ADDRESS:
www.troweprice.com

PLAN ACCOUNT LINES FOR RETIREMENT
PLAN PARTICIPANTS:
The appropriate 800 number appears
on your retirement account statement.

T. Rowe Price Associates
100 East Pratt Street
Baltimore, Maryland 21202

This report is authorized for
distribution only to shareholders
and to others who have received
a copy of the prospectus appropriate
to the fund or funds covered in this
report.

WALK-IN INVESTOR CENTERS:
For directions,  call 1-800-225-5132
or visit our Web site

BALTIMORE  AREA
DOWNTOWN
101 East  Lombard  Street
OWINGS  MILLS
Three Financial  Center
4515  Painters  Mill Road

BOSTON  AREA
386  Washington  Street
Wellesley

COLORADO SPRINGS
4410 ArrowsWest Drive

LOS ANGELES AREA
Warner Center
21800 Oxnard  Street,  Suite 270
Woodland  Hills

TAMPA
4200 West Cypress  Street
10th Floor

WASHINGTON, D.C.
900 17th Street N.W.
Farragut Square

T. Rowe Price Investment Services, Inc., Distributor.         F58-051  6/30/00